                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No. NA)

    Filed by the Registrant / /
    Filed by a Party other than the Registrant /X/

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                            Asset Investors Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
                               Merrill Corporation
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                                    [ASSET]
                                   [INVESTORS]
                                 [CORPORATION]
                                     [LOGO]

                                                                  March 31, 1995

To Our Shareowners:

    You cordially are invited to the 1995 Annual Meeting of Shareowners (the "Meeting") of Asset Investors Corporation (the "Company") to be held at the Omnibank Center, 3600 South Yosemite Street, Lower Level Conference Room A, Denver, Colorado on Thursday, June 1, 1995, at 8:00 a.m., local time.

    The formal notice of the Meeting and a proxy statement describing the matters to be acted upon at the Meeting are in the following pages.

    Enclosed is a proxy which will enable you to vote your shares on the matter to be considered at the Meeting even if you are unable to attend the Meeting. Please mark the proxy to indicate your vote, date and sign the proxy and return it in the enclosed postage-paid envelope as soon as possible for receipt prior to the Meeting. Shareowners also are entitled to vote on any other matters which properly come before the Meeting.

    WHETHER YOU OWN FEW OR MANY SHARES OF STOCK, PLEASE BE SURE YOU ARE REPRESENTED AT THE MEETING BY ATTENDING IN PERSON OR BY RETURNING YOUR PROXY AS SOON AS POSSIBLE.

                                          Sincerely,

                                          [LARRY A. MIZEL SIGNATURE]

                                          Larry A. Mizel
                                          CHAIRMAN OF THE BOARD

  ASSET INVESTORS CORPORATION - 3600 SOUTH YOSEMITE STREET - DENVER, COLORADO
                             80237 - (303) 793-2703
                       A New York Stock Exchange Company

                                  [ASSET LOGO]
                          ASSET INVESTORS CORPORATION
                           3600 SOUTH YOSEMITE STREET
                                   SUITE 900
                             DENVER, COLORADO 80237
                                 (303) 793-2703

               --------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREOWNERS

               --------------------------------------------------

To Our Shareowners:

    The 1995 Annual Meeting of Shareowners (the "Meeting") of Asset Investors Corporation (the "Company") will be held at the Omnibank Center, 3600 South Yosemite Street, Lower Level Conference Room A, Denver, Colorado, on Thursday, June 1, 1995, at 8:00 a.m., local time, to consider and act upon:

    1.  the election of two Class III directors to a term expiring in 1998; and

    2. such other business as properly may come before the Meeting and any adjournments or postponements thereof.

    Only shareowners of record at the close of business on March 16, 1995, the record date, will be entitled to vote at the Meeting.

    The Board of Directors of the Company desires to have maximum representation at the Meeting and requests that you mark, date, sign and timely return the enclosed proxy in the postage-paid envelope provided.

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                          [DANIEL S. JAPHA SIGNATURE]
                                          Daniel S. Japha
                                          SECRETARY

March 31, 1995

                                  [ASSET LOGO]
                          ASSET INVESTORS CORPORATION
                           3600 SOUTH YOSEMITE STREET
                                   SUITE 900
                             DENVER, COLORADO 80237
                                 (303) 793-2703
                    ---------------------------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREOWNERS
                                  JUNE 1, 1995

                    ---------------------------------------

To Our Shareowners:

    This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation by the Board of Directors of Asset Investors Corporation (the "Company") of proxies to be used at the 1995 Annual Meeting of Shareowners of the Company (the "Meeting") to be held at the Omnibank Center, 3600 South Yosemite Street, Lower Level Conference Room A, Denver, Colorado, on Thursday June 1, 1995, at 8:00 a.m., local time, and at any adjournments or postponements thereof. The Meeting is being held for the purpose set forth in the accompanying Notice of Annual Meeting of Shareowners. This Proxy Statement, the accompanying proxy card and the Notice of Annual Meeting (the "Proxy Materials") are first being provided to shareowners beginning on or about March 31, 1995.

                              GENERAL INFORMATION

SOLICITATION

    The enclosed proxy is being solicited by the Board of Directors of the Company. In addition to solicitations by mail, solicitations may be made by personal interview, telephone and telegram by directors and officers of the Company. No compensation will be paid to the directors and officers of the Company for the solicitation of proxies. The Company will reimburse banks, brokers and others holding shares in their names or the names of nominees or otherwise for reasonable out-of-pocket expenses incurred in sending proxies and proxy materials to the beneficial owners of such shares.

VOTING RIGHTS AND VOTES REQUIRED

    Holders of shares of Asset Investors Corporation common stock, par value $.01 per share (the "Common Stock") at the close of business on March 16, 1995 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. On the Record Date, 24,212,002 shares of Common Stock were outstanding. The presence, in person or by proxy, of holders of a majority of the shares of Common Stock entitled to vote at the Meeting constitutes a quorum for the transaction of business at the Meeting.

    Each share of Common Stock outstanding on the Record Date is entitled to one vote on all matters presented at the Meeting. The affirmative vote of a majority of the votes cast at the Meeting by shareowners present or represented and entitled to vote on the proposal is required for the election of directors.

    Abstentions will be treated as shares present and entitled to vote for purposes of determining the presence of a quorum, but will not be considered as votes cast in determining whether a matter has been approved by the shareowners. If a broker or other record holder or nominee indicates on a proxy that it does not have authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

VOTING OF PROXIES

    Shares of Common Stock represented by all properly completed and signed proxies received in time for the Meeting will be voted as specified in the proxy. Unless contrary instructions are indicated on the proxy, the shares of Common Stock represented by such proxy will be voted "FOR" the election of Messrs. Browne and Kline as directors of the Company. Management and the Board of Directors of the Company know of no other matters to be brought before the Meeting other than as described herein. If any other matters properly are presented to the shareowners for action at the Meeting and any adjournments or postponements thereof, the proxy holders named in the enclosed proxy intend to vote in their discretion on all matters on which the shares of Common Stock represented by such proxy are entitled to vote.

REVOCABILITY OF PROXY

    The giving of the enclosed proxy does not preclude the right to vote in person should the shareowner giving the proxy so desire. A proxy may be revoked at any time prior to its exercise by notice in writing sent to the Secretary of the Company that the proxy is revoked, by presenting to the Company a later-dated proxy or by attending the Meeting and voting in person.

ANNUAL REPORT

    The Company's 1994 Summary Annual Report to Shareowners including the Company's 1994 Annual Report on Form 10-K (the "Annual Report") contains financial and other information about the activities of the Company, including consolidated financial statements for the year ended December 31, 1994. An Annual Report is being mailed with this Proxy Statement to all holders of record on March 16, 1995. Neither the Company's 1994 Form 10-K nor the 1994 Summary Annual Report to Shareowners is incorporated into this Proxy Statement or is to be considered part of the Proxy Materials.

    Upon written request addressed to the Secretary of the Company at the address listed above, the Company will provide a copy of the Summary Annual Report and 1994 Form 10-K to anyone whose proxy is being solicited in connection with this Proxy Statement.

                             ELECTION OF DIRECTORS

    The By-laws of the Company provide for three classes of directors with staggered terms of office. Directors elected to each class serve for terms of three years and until the election and qualification of their successors or until their earlier resignation, death, disqualification or removal from office. The Company's Board of Directors consists of five members, including two Class I directors whose terms expire in 1996, one Class II director whose term expires in 1997 and two Class III directors whose terms expire in 1995. The By-laws of the Company require that a majority of the Board of Directors of the Company and each committee thereof be comprised of Independent Directors of the Company.

    An Independent Director is defined in the Company's By-laws as a person "who is not affiliated, directly or indirectly, with the person or entity responsible for directing or performing the day-to-day business affairs of the corporation (the "advisor"), including a person or entity to which the advisor subcontracts substantially all of such functions, whether by ownership of, ownership interest in, employment by, any material business or professional relationship with, or by serving as an officer or director of, the advisor or an affiliated business entity of the advisor." The Independent Directors of the Company are Messrs. Kline, Robinson and Schultz.

    Vacancies on the Board of Directors may be filled by a majority of the remaining members; provided, however, that the Independent Directors must nominate the replacements for vacancies among the Independent Directors. Each director appointed to fill a vacancy serves until the next annual meeting of shareowners at which time the shareowners shall elect a director to serve the remaining term of the class into which such director is elected.

    At the Meeting, two Class III directors will be elected to a term expiring in 1998. Unless otherwise specified, the enclosed proxy will be voted "FOR" the election of Messrs. Browne and Kline, the Board of Directors' slate of nominees as Class III directors of the Company. Neither Management nor the Board of Directors of the Company is aware of any reason which would cause any nominee to be unable to serve as a director. Discretionary authority may be exercised by the proxy holders named in the enclosed proxy to vote for a substitute nominee proposed by the Board of Directors if any nominee becomes unavailable for election.

    The Board of Directors held 17 meetings in 1994. During 1994, no director attended fewer than 75% of the aggregate number of meetings of the Board of Directors and any committee thereof on which he served. Mr. Schultz became a member of the Board of Directors in July 1994 and attended all of the meetings of the Board of Directors and Committees on which he serves since that time.

    The Audit Committee of the Board of Directors (the "Audit Committee") held 5 meetings during 1994. Messrs. Kline (Chairman), Robinson and Schultz are the current members of this committee. Among other things, the Audit Committee reviews and approves the scope of the annual audit undertaken by the Company's independent public accountants and meets with them as necessary to review the progress and results of their work as well as their recommendations. The Audit Committee also reviews internal audit procedures and reporting systems of the Company.

    The Nominating Committee of the Board of Directors (the "Nominating Committee"), which held one meeting during 1994, is made up of the Independent Directors. The Nominating Committee was formed to review the qualifications of candidates and recommend candidates to the Board of Directors for selection as nominees for election as directors. There is no established procedure for submission of nominations by shareowners.

    The Company does not have a Compensation Committee.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF MESSRS. BROWNE AND KLINE TO THE BOARD OF DIRECTORS OF THE COMPANY.

    Certain information with respect to the nominees for election as Class III directors, the continuing directors and the executive officers of the Company, as of March 16, 1995, appears below and was furnished in part by each such person.

    Each executive officer of the Company serves for a term of one year and until his successor has been elected and qualified or until his earlier resignation or removal by the Board of Directors. There are no family relationships among any of the directors and executive officers of the Company.

                DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

          NAME             AGE          POSITION(S) HELD WITH THE COMPANY
-------------------------  ---   ------------------------------------------------
Larry A. Mizel...........  52    Chairman of the Board of Directors (Class II)
Spencer I. Browne........  45    President, Chief Executive Officer and Director
                                   (Class III)
Leslie B. Fox(1).........  36    Executive Vice President and Chief Operating
                                   Officer
Paris G. Reece III(1)....  40    Executive Vice President and Chief Financial
                                   Officer
Daniel S. Japha(1).......  43    Senior Vice President, Secretary and General
                                   Counsel
Kevin J. Nystrom.........  35    Vice President and Chief Accounting Officer
Elliot H. Kline..........  54    Director(2) (Class III) and Chairman of the
                                 Audit Committee and Member of the Nominating
                                   Committee
Richard L. Robinson......  65    Director(2) (Class I) and Member of the Audit
                                   and Nominating Committees
Tim Schultz..............  47    Director(2) (Class I) and Member of the Audit
                                   and Nominating Committees

---------
1 On February 21, 1995, Ms. Fox was appointed Executive Vice President and Chief Operating Officer, Mr. Reece was appointed Executive Vice President and Chief Financial Officer and Mr. Japha was appointed Senior Vice President, Secretary and General Counsel.
2    Independent Directors

    LARRY A. MIZEL has served as Chairman of the Board of Directors of the Company since its organization and served as Chairman of the Board of Directors of Financial Asset Management Corporation (the "Manager"), an indirect wholly-owned subsidiary of M.D.C. Holdings, Inc. ("Holdings"), from the date of the Manager's organization through January 1992 and from September 1994 through the present. Mr. Mizel also has served as Chairman of the Board of Directors of Holdings since January 1972, Chief Executive Officer of Holdings since February 1988 and as Chairman of the Board of Directors of Commercial Assets, Inc. ("Commercial Assets") since its organization in 1993. The Company owns 27.5% of the common stock of Commercial Assets.

    SPENCER I. BROWNE has served as President and Chief Executive Officer of the Company since August 1988 and as a Director of the Company since September 1988. Mr. Browne also has served as President, Chief Executive Officer and a Director of Commercial Assets since its organization in 1993. He also has served as President and a Director of the Manager since October 1988. Mr. Browne has served as President and a Director of Holdings since May 1990, Chief Operating Officer from 1989 until September 1994 and Co-Chief Operating Officer since September 1994.

    LESLIE B. FOX has served as Executive Vice President and Chief Operating Officer of the Company and of Commercial Assets since February 1995 and served as a Vice President of the Company from November 1993 until February 1995. From November 1993 until February 1995, she was Executive Vice President, Chief Investment Officer and Assistant Secretary of Commercial Assets. From 1991 to 1993, Ms. Fox was Senior Vice President of NHP Capital Corp. in Washington, D.C., a subsidiary of NHP, Inc. From 1987 to 1991, Ms. Fox was Vice President of Finance/MIS at NHP Property Management Inc., also a subsidiary of NHP, Inc. NHP Property Management Inc. is the second largest owner and property manager of multi-family housing in the United States.

    PARIS G. REECE III has served as Executive Vice President and Chief Financial Officer of the Company and of Commercial Assets since February 1995. Mr. Reece serves as Senior Vice President, Chief Financial Officer, Secretary and Treasurer of Holdings. He was elected as a Vice President of Holdings in August 1988, as Secretary in February 1990, as Chief Financial Officer in June 1990, as Treasurer in September 1993, and as Senior Vice President in September 1994. From November 1977 until August 1988, Mr. Reece was employed by Occidental Petroleum Corporation, a New York Stock Exchange-listed company headquartered in Los Angeles, California, where he served in various capacities in the Corporate Tax Department, most recently as the Director of Tax Planning.

    DANIEL S. JAPHA has served as Senior Vice President, Secretary and General Counsel of the Company and Commercial Assets since February 1995 and as Assistant Secretary of the Company and Commercial Assets from August 1994 until February 1995. He has served as General Counsel-Corporate of Holdings since April 1994 and has served in similar capacities for the Company and Commercial Assets from April 1994 until February 1995. Prior to joining Holdings, Mr. Japha was Corporate Finance Counsel and Assistant Secretary of Manville Corporation and Riverwood International Corporation, Manville Corporation's publicly-traded subsidiary from May 1991 through March 1994. Prior to joining Manville
Corporation, Mr. Japha was a shareholder in a Denver, Colorado law firm specializing in corporation and business law and prior thereto was a Vice President at Boettcher & Company, Inc.

    KEVIN J. NYSTROM has been employed by the Manager since September 1992 and has served as Vice President and Chief Accounting Officer of the Company since January 1993. Mr. Nystrom has also served in similar capacities for Commercial Assets since its organization. Prior to joining the Manager, Mr. Nystrom held a series of positions culminating as a Senior Manager with Deloitte & Touche from January 1985 to August 1992.

    ELLIOT  H. KLINE  has served  as a Director  of the  Company since September
1988, as a member of the Audit Committee since December 1988, Chairman of the Audit Committee since November 1990 and as a member of the Nominating Committee since April 1989. Dr. Kline has served as Executive-in-Residence at Arizona State University-West since August 1993. Dr. Kline served as President of IN THE INTERIM MANAGEMENT CONSULTING, a firm specializing in consulting to universities, from 1989 to 1993. Dr. Kline served as the Dean of the College of Business Administration at the University of Denver from 1987 to 1989; as the Dean and a Professor of the School of Business and Public Administration at the University of the Pacific from 1977 to 1987; and as the Director and an Associate Professor of the Institute of Public Affairs and Administration at Drake University from 1970 to 1977. Dr. Kline has published articles in the areas of organization and management, has served as consultant to numerous private and public organizations and is active in many professional organizations.

    RICHARD L. ROBINSON has served as a Director of the Company and as a member of the Nominating Committee since January 1990 and a member of the Audit Committee since August 1993. Mr. Robinson has served as Chairman of the Board of Directors and Chief Executive Officer of Robinson Dairy, Inc., a Denver-based institutional dairy products manufacturer and distributor, since 1975 and prior thereto served in various executive positions with that company for 20 years. Mr. Robinson also serves as a director of First Bank System, headquartered in Minneapolis, Minnesota. He is active in numerous civic and charitable organizations, is past chairman of the Greater Denver Chamber of Commerce and a past president of the State Board of Agriculture, the governing body for the Colorado State University System.

    TIM SCHULTZ has been a Director of the Company since July 1994 and is a member of the Audit and Nominating Committees. He is Chairman and President of Colorado Open Lands, a Colorado not for profit corporation. From 1990 until August 1994 he was employed by the law firm of Arnold & Porter as a Consultant-Corporate/Government Relations with responsibilities ranging from serving as chairman of a large land trust to representing clients' needs in connection with state and local government issues. From May 1987 to July 1990, Mr. Schultz served as Executive Director of the State of Colorado Department of Local Affairs and from November 1983 to May 1987, as Commissioner of Agriculture for the State of Colorado Department of Agriculture, both cabinet level positions. Mr. Schultz is a Director of Colorado's Ocean Journey and two not-for-profit entities. From 1987 to 1991, he served as Chairman of the Colorado Economic Development Commission.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

    The Company's executive officers and directors are required under the Securities Exchange Act of 1934 to file reports of ownership and changes in ownership of securities of the Company with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange, Inc. Copies of those reports also must be furnished to the Company. Based solely upon a review of the copies of reports furnished to the Company and written representations that no other reports were required, the Company believes that during the year ended December 31, 1994, all required reports were filed on a timely basis.

                                  COMPENSATION

SUMMARY COMPENSATION TABLE

    The Company does not pay a salary, bonus or any other compensation to its executive officers, other than stock options and dividend equivalent rights ("DERs") related to stock options which may be granted to officers and others from time to time under the Company's 1986 Stock Option Plan, as amended and restated November 15, 1990, as further amended (the "Plan"). The Company does not have any long-term incentive programs. The Manager provides (at its expense) all personnel necessary to conduct the regular business of the Company. The Manager receives various fees for advisory and other services performed under the management agreement between the Company and the Manager. All salaries, bonuses and other compensation (except stock options and DERs) received by the executive officers of the Company are paid by Holdings. Holdings is engaged in a number of business activities of which management of the Company is only one. Neither Holdings nor the Manager has allocated any portion of the compensation paid by them to the Company's executive officers specifically for their services to the Company. A description of the management agreement between the Company and the Manager and the fees paid by the Company thereunder is included below under the caption "Management Agreement."

    The number of shares to be acquired under all unexercised options, including those granted prior to the Company's Rights Offering, and the exercise prices thereof shown on the following tables and in the description of Compensation Paid to Directors have been adjusted to account for the issuance of 10,053,794 shares of Common Stock upon completion of the Company's Rights Offering in December of 1994. Pursuant to the Plan, the Board of Directors adjusted all unexercised options by multiplying the number of shares subject to such options by 1.7 and dividing the exercise prices of all such options by the same number. This number represents the number of shares outstanding after the Rights Offering divided by the number of shares outstanding before the Rights Offering.

                           SUMMARY COMPENSATION TABLE

    The following table sets forth information regarding compensation paid to the Company's Chief Executive Officer:

                                                                         LONG-TERM COMPENSATION(1)
                                                                         -------------------------
                                                                                 AWARDS OF
                NAME AND PRINCIPAL POSITIONS                    YEAR         OPTIONS (SHARES)
------------------------------------------------------------  ---------  -------------------------
                                                                   1994             99,977
Spencer I. Browne, President and                                   1993             23,454
 Chief Executive Officer....................................       1992                -0-

---------
1 All options granted under the Plan have an exercise price equal to 100% of the market price of the Common Stock on the date of grant, are exercisable for a five-year term and automatically accrue DERs related to dividends declared on the outstanding shares of Common Stock between the date the option is granted and the date the option is exercised. Options granted prior to 1994 are exercisable fully upon the date of grant. Options granted in 1994 are exercisable as to 50% on the date of grant and as to 25% on each of the succeeding anniversaries of the date of grant. Does not reflect 28,861, 8,538 and 13,408 shares of Common Stock related to DERs which accrued during 1994, 1993 and 1992 respectively, for the benefit of Mr. Browne with respect to all stock options held by him, all of which DER's have been distributed as of March 16, 1995. DERs are calculated and accrued as of each dividend record date using the formula (A x B)/C, in which "A" is the number of shares as to which the option is exercisable, "B" is the declared dividend per share and "C" is the fair market value per share of Common Stock on the dividend record date. DERs may be paid either in shares of Common Stock, cash or property distributed as a dividend, which included common stock of Commercial Assets distributed to the Company's shareowners in October 1993, and may be distributed either prior to or in connection with the exercise of the related option, each as determined by the Board of Directors. DERs automatically are distributed quarterly. No SARs are outstanding under the Plan.

                             OPTION GRANTS IN 1994

                                           INDIVIDUAL GRANTS                      POTENTIAL
                           -------------------------------------------------   REALIZABLE VALUE
                                         PERCENT OF                               AT ASSUMED
                                           TOTAL                               ANNUAL RATES AT
                           NUMBER OF      OPTIONS                                STOCK PRICE
                           SECURITIES    GRANTED TO    EXERCISE                APPRECIATION FOR
                           UNDERLYING   EMPLOYEES IN   OR BASE                   OPTION TERM
                            OPTIONS        FISCAL       PRICE     EXPIRATION   ----------------
          NAME             GRANTED(1)     YEAR(2)       ($/SH)       DATE      5% ($)   10% ($)
-------------------------  ----------   ------------   --------   ----------   -------  -------
Spencer I. Browne........    57,252         25.1%        $1.17      4/08/99    $18,507  $40,895
                             42,725         18.7%        $1.68      9/21/99    $19,854  $43,873

    There were no SARs granted by the Company during the year ended December 31, 1994.

---------
1    See footnote 1. to the "Summary Compensation Table" above.
2 The Company has no employees. The percentage reflected relates to all options granted to employees of the Manager who are officers of the Company or to employees of the Manager whose time is devoted substantially to the Company. See "Summary Compensation Table" above and "The Management Agreement" below.

AGGREGATE OPTION EXERCISES DURING 1994 AND FISCAL YEAR-END OPTION VALUE TABLE

    During the year ended December 31, 1994, the Company's Chief Executive Officer did not exercise any of his stock options, and he owned no SARs. The following table reflects the number of shares of Common Stock covered by exercisable and non-exercisable stock options held by the Company's Chief Executive Officer as of December 31, 1994:

                   AGGREGATE OPTION EXERCISES DURING 1994 AND
                      FISCAL YEAR-END OPTION VALUES TABLE

                            NUMBER OF SHARES UNDERLYING     VALUE OF UNEXERCISED
                              UNEXERCISED OPTIONS AT       IN-THE-MONEY OPTIONS AT
          NAME                   DECEMBER 31, 1994            DECEMBER 31, 1994
-------------------------  -----------------------------   -----------------------
Spencer I. Browne
  Exercisable............              269,979                     $24,304
  Unexercisable..........               49,988                     $24,304

    The closing price of the Company's Common Stock on December 30, 1994 was $1.875.

    NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN ANY OF THE COMPANY'S FILINGS WITH THE SEC UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, THE FOLLOWING BOARD REPORT ON EXECUTIVE COMPENSATION SHALL NOT BE INCORPORATED INTO ANY FUTURE FILINGS WITH THE SEC AND SHALL NOT BE DEEMED FILED WITH THE SEC.

                     BOARD REPORT ON EXECUTIVE COMPENSATION

    The Board of Directors of the Company has not established a Compensation Committee. The Board is responsible for determining grants of stock options under the Plan. The Board believes that stock options link management and shareowner interests and motivate executives to make long-term decisions and investments which will serve to increase the long-term total return to shareowners. Grants of stock options to the Company's executive officers are intended to be consistent with competitive practices within the industry.

    The Board awarded stock options to the executive officers of the Company on April 8, 1994 and September 21, 1994 as incentive for the executive officers with respect to, among other things, implementation of the Company's new portfolio asset acquisition plan and the restructuring of the Company's balance sheet. Specifically, in granting options, the Board considered the following specific accomplishments of management: (i) continuing to restructure the Company's portfolio by acquiring approximately $95 million par value of non-agency MBS bonds which are less sensitive to prepayments than the Company's previously acquired assets; (ii) eliminating a significant portion of the Excess Inclusion income generated by the Company's portfolio assets; (iii) through its 27.5% ownership of Commercial Assets, participating in the emerging capital market of commercial real estate securitizations; (iv) preparing the Company to raise $17 million of additional capital by issuing rights to the Company's shareowners; and (v) the Company's net income and distributions to shareowners during 1994.

    Except with respect to compensation paid under the Plan, the Board has no role in setting the compensation policies of or the levels of compensation paid to the Company's executive officers whether in the form of salaries, bonuses or other annual compensation. Pursuant to the Management Agreement, such compensation is paid by the Manager or Holdings. See "Summary Compensation Table" above and the "Management Agreement" below.

                                          THE BOARD OF DIRECTORS

                                          Larry A. Mizel, Chairman
                                          Spencer I. Browne
                                          Elliot H. Kline
                                          Richard L. Robinson
                                          Tim Schultz

COMPENSATION PAID TO DIRECTORS

    During 1994, each Independent Director of the Company received a fee of $2,500 a month plus $300 for each meeting of the Board of Directors or committee thereof attended. In addition, Independent Directors are reimbursed for expenses related to their attendance at Board of Directors and committee meetings.

    During 1994 the Chairman of the Board was granted five year, nonqualified stock options under the Plan to purchase up to 59,815 shares of Common Stock for $1.17 per share and up to 42,725 shares of Common Stock for $1.68 per share. These options were vested as to 50% of the shares covered thereby on the date of grant and will vest cumulatively as to an additional 25% on the anniversary dates of the grants. Options granted to Mr. Browne, a Director of the Company, are shown above in the Summary Compensation Table.

    The Independent Directors of the Company also are eligible to receive grants of stock options under the Plan. During the year ended December 31, 1994, Messrs. Kline and Robinson each was granted non-qualified stock options to purchase up to 17,090 shares of Common Stock for $1.17 per share and 17,090 shares of Common Stock for $1.68 per share. Mr. Schultz was granted non-qualified stock options during the year ended December 31, 1994 to purchase up to 8,545 shares of Common Stock for $1.61 per share and 17,090 shares of Common Stock for $1.68 per share. See Note 1 to the Summary Compensation Table above for the other material terms of these stock options. Pursuant to the Plan, the number of shares under and exercise prices of the options granted to the Independent Directors have been adjusted for the effects of the Rights Offering.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    During 1994, the Company's Board of Directors had no Compensation Committee, and the full board of directors was responsible for all compensation decisions. Messrs. Browne and Mizel, the Chief Executive Officer and Chairman of the Board of Directors of the Company, respectively, also served as executive officers and directors of Holdings during 1994.

    Because Messrs. Browne and Mizel each serve as an executive officer and director of the Company and Holdings, and Holdings indirectly receives management fees from the Company through the Manager (an indirect wholly-owned subsidiary of Holdings) under the Management Agreement between the Company and the Manager, Messrs. Browne and Mizel may be deemed to have an indirect interest in the Management Agreement, even though the Management Agreement has been approved by the Independent Directors. For a description of the Management Agreement between the Company and the Manager and the fees paid by the Company thereunder, see "Management Agreement" below.

    From time to time, the Company engages PageWorks + Tri Design ("PageWorks"), a marketing and communications firm owned by Mr. Mizel's brother-in-law, for graphic design, artwork and other services related to the Company's shareowner reports. During 1994, the Company paid PageWorks approximately $47,000.

                               PERFORMANCE GRAPH

    NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN ANY OF THE COMPANY'S FILINGS WITH THE SEC UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, THIS SECTION ENTITLED "PERFORMANCE GRAPH" SHALL NOT BE INCORPORATED INTO ANY FUTURE FILINGS WITH THE SEC AND SHALL NOT BE DEEMED FILED WITH THE SEC.

    The performance graph compares the yearly change in the cumulative total return of the Common Stock with (i) the cumulative total return over the five-year period ended December 31, 1994 of the Standard & Poor's 500 Stock Index; (ii) a peer group consisting of all Mortgage REITs as defined by the National Association of Real Estate Investment Trusts and (iii) the peer group presented in the performance graph in the Company's 1994 Proxy Statement which consisted of ASR Investments Corporation, Homeplex Mortgage Investments Corporation, TIS Mortgage Investment Company and RYMAC Mortgage Investment Corporation. The Company changed the composition of the peer group because the nature of the

Company's mortgage-backed assets has changed significantly between 1993 and 1994 and the composition of the peer group presented in the 1994 Proxy Statement did not reflect accurately the Company's current business.

    The performance graph was prepared based on the following assumptions: (a) on December 31, 1989, $100 was invested in (i) the Common Stock; (ii) the common stock of the companies in the Standard & Poor's 500 Index; and (iii) the common stock of the companies in both peer groups; and (b) all dividends received were reinvested in the month in which they were received. On October 12, 1993 the Company distributed to its shareowners one share of Commercial Assets common stock for every two shares of Common Stock held. For purposes of the performance graph, the shares of Commercial Assets common stock were treated as being sold on the date of the distribution, and the proceeds from the sale invested in Company Common Stock.

    THE   STOCK  PRICE  PERFORMANCE  SHOWN  ON  THE  PERFORMANCE  GRAPH  IS  NOT
NECESSARILY INDICATIVE OF FUTURE PRICE PERFORMANCE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            COMPANY     PEER GROUP    S&P 500   PREVIOUS PEER GROUP
12/31/89          100           100        100                   100
12/31/90          116            82         97                   131
12/31/91          240           126        126                   228
12/31/92          136           110        136                   105
12/31/93           92           126        150                    61
12/31/94          105            95        152                    63

                            THE MANAGEMENT AGREEMENT

    The Company has entered into a series of management agreements (the "Management Agreement") with the Manager. The Manager advises the Company on its business and oversees its day-to-day operations, subject to the supervision of the Board of Directors of the Company. The Manager also is obligated to present to the Company asset acquisition opportunities consistent with the policies and objectives of the Company and to furnish the Board of Directors of the Company with information concerning the acquisition, holding and disposition of assets. The terms appearing in quotes below which are not defined in this Proxy Statement are defined in the Management Agreement and shall have the meanings ascribed to them in the Management Agreement.

    The Management Agreement is approved by the Independent Directors. It may be terminated by either party with or without cause at any time upon 60 days'
written notice. In addition, the Company has the right to terminate the Management Agreement upon the happening of certain specified events including, among other things, a breach by the Manager of any material provision which breach remains uncured for 30 days or the bankruptcy of the Manager. The
Management Agreement also may be terminated at any time by a majority vote of either the Independent Directors or holders of the Common Stock of the Company. The Manager shall be entitled to certain termination payments if, among other things, the Company is acquired and the acquisition results in the termination of the Management Agreement.

    The Manager receives various fees for the advisory and other services performed in connection with the Management Agreement. The Manager provides all personnel and certain overhead items (at its expense) necessary to conduct the regular business of the Company.

    The Company has agreed to indemnify the Manager and its affiliates with respect to all expenses, losses, damages, liabilities, demands, charges or claims of any nature in respect of acts or omissions of the Manager made in good faith and in accordance with the standards set forth in the Management Agreement.

    Under the Management Agreement, the Manager may receive a base fee, an incentive fee and administrative fees. The annual base fee is payable quarterly in an amount equal to 3/8 of one percent of the "average invested assets" of the Company and its subsidiaries for such year. The annual incentive fee (the "Incentive Fee") is based on the Company's profitability. The Manager is entitled to the Incentive Fee only after the Company's shareowners first have received cash distributions exceeding the Company's "average net worth" times the "ten-year United States treasury rate" plus one percent. The Incentive Fee equals 20% of such excess.

    The Manager received Incentive Fees of $137,000 and $-0-, respectively, for the years ended December 31, 1994 and 1993.

    The Manager also performs certain bond administration and other related services for the Company pursuant to the Management Agreement and other administration agreements and receives a fee for such services (the "Administrative Fee") in relation to the complexity of the transaction and the services required. In 1994, the Base Fee and the Administrative Fee were $235,000 and $1,440,000, respectively. For the year ended December 31, 1993, these fees were $592,000 and $1,642,000, respectively.

                           OWNERSHIP OF COMMON STOCK

    The table below sets forth, as of March 16, 1995, the number of shares of Common Stock beneficially owned by each director and each executive officer of the Company named in the Summary Compensation Table, individually, and the number of shares beneficially owned by all of the Company's directors and executive officers as a group, which information was furnished in part by each such person.

                                                                        AMOUNT AND
                                                                   NATURE OF BENEFICIAL   PERCENT OF
                   NAME OF BENEFICIAL OWNER(1)                         OWNERSHIP(2)        CLASS(4)
-----------------------------------------------------------------  --------------------   ----------
Larry A. Mizel...................................................         545,316             2.3%
Spencer I. Browne................................................         470,285             1.9%
Elliot H. Kline..................................................         127,424            *
Richard L. Robinson..............................................         134,342            *
Tim Schultz......................................................          22,408            *
All directors and executive officers as a group
 (9 persons).....................................................       1,308,137(3)          5.2%

---------
*    Denotes  ownership  of less  than 1%  of the  outstanding shares  of Common
     Stock.
1 Includes, where applicable, shares of Common Stock owned by such person's minor children and spouse and by other related individuals and entities. Unless otherwise indicated, such person has sole voting and investment power as to the shares listed.
2 Includes the following shares of Common Stock which such persons had the right to acquire within 60 days after March 16, 1995 through the exercise of stock options granted under the Plan: Larry A. Mizel -- 286,213 shares; Spencer I. Browne -- 284,292 shares; Elliot H. Kline -- 96,086 shares; Richard L. Robinson -- 96,086 shares; Tim Schultz -- 12,818 and all directors and executive officers as a group -- 778,059 shares.

3 Does not include 303,166 shares of Common Stock owned beneficially by Holdings.

4 All shares of Common Stock which a person had the right to acquire within 60 days after March 16, 1995 were deemed to be outstanding for the purpose of computing the "Percent of Class" owned by such person but were not deemed to be outstanding for the purpose of computing the "Percent of Class" owned by any other person. At March 16, 1995, 24,212,002 shares of Common Stock were outstanding.

    As of March 16, 1995, no person or group was known to the Company to be a beneficial owner of more than five percent of its Common Stock.

    As of March 16, 1995, Holdings was the beneficial owner of 303,166 shares of Common Stock (approximately 1.3%) of the Company. Mr. Mizel is the Chairman of the Board of Directors and Chief Executive Officer and Mr. Browne is President and Co-Chief Operating Officer of Holdings. Messrs. Mizel and Browne are the beneficial owners of approximately 21.7% and 3.5%, respectively, of the outstanding shares of common stock of Holdings.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    See "Compensation Committee Interlocks and Insider Participation" under the section entitled "Compensation" above.

                    COMPANY'S RELATIONSHIP WITH INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS

    The Board of Directors of the Company appointed the firm of Kenneth Leventhal & Company ("Kenneth Leventhal") to audit the financial statements of the Company for the year ended December 31, 1994. A representative of Kenneth Leventhal is expected to be present at the Meeting and available to respond to appropriate questions. Kenneth Leventhal has indicated that it will not make a statement, although an opportunity for a statement will be provided. Shareowners are not being requested to ratify this appointment.

                                 OTHER MATTERS

    Management and the Board of Directors of the Company know of no matters to be brought before the Meeting other than as set forth herein. However, if any such other matters properly are presented to the shareowners for action at the Meeting and any adjournments or postponements thereof, it is the intention of the proxy holders named in the enclosed proxy to vote in their discretion on all matters on which the shares represented by such proxy are entitled to vote.

                              SHAREOWNER PROPOSALS

    Any proposal which a shareowner may desire to present at the 1996 Annual Meeting of Shareowners must be received in writing by the Secretary of the Company not later than November 15, 1995.

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                          [LARRY A. MIZEL SIGNATURE]
                                          Larry A. Mizel
                                          CHAIRMAN OF THE BOARD

March 31, 1995

PROXY

                          ASSET INVESTORS CORPORATION
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
             PROXY FOR ANNUAL MEETING OF SHAREOWNERS--JUNE 1, 1995

The undersigned hereby appoints Larry A. Mizel, Spencer I. Browne and Daniel S. Japha, or any one of them, as proxies or proxy for the undersigned, each with full power of substitution and resubstitution, to attend the 1995 Annual Meeting of Shareowners and any adjournments or postponements thereof and to vote as designated on the reverse side hereof, all the shares of Common Stock of Asset Investors Corporation held of record by the undersigned on March 16, 1995. In their discretion, the proxies are hereby authorized to vote upon such other business as may properly come before the Meeting and any adjournments or postponements thereof.

Election of Directors, Nominees for two Class I Directors:

Elliot H. Kline and Spencer I. Browne




PLEASE SPECIFY YOUR CHOICE BY CLEARLY MARKING THE APPROPRIATE BOXES. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES IN THE ELECTION OF DIRECTORS.

                                                              ------------------
000001                                                         SEE REVERSE SIDE
                                                              ------------------

/X/  Please mark your votes as in this example.


The Board of Directors recommends a vote "FOR" the election of Messrs. Kline and Browne.


1.  Election of Directors         FOR       WITHHELD
    (see reverse)                 / /         / /

For, except vote withheld from the following nominee(s):



-----------------------------




     SIGNATURE(S)                                DATE
                 -------------------------------     -----------


     SIGNATURE(S)                                DATE
                 -------------------------------     -----------

Please sign exactly as your name appears on this proxy. Joint owners should each sign personally. If signing as attorney, executor, administrator, trustee or guardian, please include your full title. Corporate proxies should be signed by an authorized officer.